Rule 10f-3 Transactions*
April 1, 2011 through September 30, 2011 Reported Transactions

1. The following 10f-3 transaction was effected for the RidgeWorth High Income, High Yield and Floating
Rate High Income Funds
Issuer/Security:	55342UAA2	MPW6 ⅞ 05/01/21
Date of Purchase:	4/19/2011
Date Offering Commenced:	4/19/2011
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Deutsche Bank Securities, JP Morgan, RBC Capital Markets,
KeyBanc Capital Markets, BBVA Securities, Morgan Keegan, Raymond James, Standard Chartered Bank, STRH
Aggregate Principal Amount of Purchase:	$25,000,000
Aggregate Principal Amount of Offering:	$450,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.250%

2. The following 10f-3 transaction was effected for the RidgeWorth High Income, Floating Rate High Income and
High Yield Funds
Issuer/Security:	75886AAF5	RGNC 6 ½ 07/21
Date of Purchase:	5/23/2011
Date Offering Commenced:	5/23/2011
Name of Broker/Dealer from Whom Purchased:	Morgan Stanley
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Credit Suisse, JP Morgan, Morgan Stanley, RBS Securities, Wells Fargo,
Deutsche Bank, Comerica, Natixis, Scotia Capital, US Bancorp, STRH
Aggregate Principal Amount of Purchase:	$8,000,000
Aggregate Principal Amount of Offering:	$500,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%

3. The following 10f-3 transaction was effected for the RidgeWorth High Income and High Yield Funds
Issuer/Security:	929160AR0	VMC7.5 06/15/21
Date of Purchase:	6/3/2011
Date Offering Commenced:	6/3/2011
Name of Broker/Dealer from Whom Purchased:	Bank America
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Goldman Sachs, Morgan Keegan, US Bancorp, Banco Bilboa Vizcaya Argentaria,
BB&T Capital Markets, Mizuho Securities, Williams Capital Group, STRH
Aggregate Principal Amount of Purchase:	$7,000,000
Aggregate Principal Amount of Offering:	$600,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.500%

4. The following 10f-3 transaction was effected for the RidgeWorth Total Return Bond, Investment Grade Bond,
Intermediate Bond and Corporate Bond Funds
Issuer/Security:	337738AL2	FISV 4 ¾ 06/21
Date of Purchase:	6/6/2011
Date Offering Commenced:	6/6/2011
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, JP Morgan, Mitsubishi UFJ Securities, STRH
Aggregate Principal Amount of Purchase:	$20,000,000
Aggregate Principal Amount of Offering:	$400,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	0.650%

5. The following 10f-3 transaction was effected for the RidgeWorth Total Return Bond, Investment Grade Bond,
Intermediate Bond and Corporate Bond Funds
Issuer/Security:	87233QAA6	TCLP 4.65 06/21
Date of Purchase:	6/14/2011
Date Offering Commenced:	6/14/2011
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
JP Morgan, Deutsche Bank, HSBC Securities, RBS Securities, STRH
Aggregate Principal Amount of Purchase:	$18,000,000
Aggregate Principal Amount of Offering:	$350,000,000
Purchase Price:	$99.834
Commission/ Spread/ Profit:	0.650%

6. The following 10f-3 transaction was effected for the RidgeWorth Total Return Bond, Investment Grade Bond,
Intermediate Bond and Corporate Bond Funds
Issuer/Security:	235851AM4	DHR 3.9 06/23/21
Date of Purchase:	6/20/2011
Date Offering Commenced:	6/20/2011
Name of Broker/Dealer from Whom Purchased:	Bank America
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, BNP Paribas, Deutsche Bank, HSBC Securities, Wells Fargo, Banca IMI,
Mitsubishi UFJ Securities, Scotia Capital, STRH
Aggregate Principal Amount of Purchase:	$15,000,000
Aggregate Principal Amount of Offering:	$600,000,000
Purchase Price:	$99.975
Commission/ Spread/ Profit:	0.650%

7. The following 10f-3 transaction was effected for the RidgeWorth High Income and High Yield Funds
Issuer/Security:	00164VAA1	CVC7.75 07/15/21
Date of Purchase:	6/22/2011
Date Offering Commenced:	6/22/2011
Name of Broker/Dealer from Whom Purchased:	Bank America
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Agricole Corp, Credit Suisse,
Goldman Sachs, JP Morgan, Morgan Stanley, RBS Securities, UBS Securities, US Bancorp, BNP Paribas,
Deutsche Bank, Guggenheim Securities, Nomura, RBC Capital Markets, STRH
Aggregate Principal Amount of Purchase:	$5,000,000
Aggregate Principal Amount of Offering:	$700,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.000%

8. The following 10f-3 transaction was effected for the RidgeWorth Large-Cap Value and Mid-Cap Value Funds
Issuer/Security:	69351T106	PPL Corporation
Date of Purchase:	4/11/2011
Date Offering Commenced:	4/11/2011
Name of Broker/Dealer from Whom Purchased:	Credit Suisse
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Credit Suisse, Morgan Stanley, Wells Fargo, Barclays, Citi, JP Morgan, UBS,
Barish Landis Bank, Deutsche Bank, Goldman Sachs, Santander, Bank of Novia Scotia, MUFG, Royal Bank of
Scotland, BNP, Credit Agricole, Mizuho, PNC, Bank of NY, KeyBanc, RBC, US Bank, STRH
Aggregate Principal Amount of Purchase:	$6,325,000
Aggregate Principal Amount of Offering:	$2,024,000,000
Purchase Price:	$25.300
Commission/ Spread/ Profit:	0.4554 per share

9. The following 10f-3 transaction was effected for the
	RidgeWorth High Income Fund
Issuer/Security:	30066AAA3	EXAM 9 07/15/19
Date of Purchase:	7/14/2011
Date Offering Commenced:	7/14/2011
Name of Broker/Dealer from Whom Purchased:	Bank America
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Barclays Capital, Credit Suisse Securities, Goldman, Wells Fargo, STRH
Aggregate Principal Amount of Purchase:	$5,000,000
Aggregate Principal Amount of Offering:	$250,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	2.250%

10. The following 10f-3 transaction was effected for the
	RidgeWorth High Income Fund
	RidgeWorth Seix High Yield Fund
Issuer/Security:	681904AM0	OCR7 ¾ 06/1/20
Date of Purchase:	9/15/2011
Date Offering Commenced:	9/15/2011
Name of Broker/Dealer from Whom Purchased:	JP Morgan
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs, JP Morgan, STRH
Aggregate Principal Amount of Purchase:	$2,000,000
Aggregate Principal Amount of Offering:	$550,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%

11. The following 10f-3 transaction was effected for the
	RidgeWorth High Income Fund
	RidgeWorth Seix High Yield Fund
Issuer/Security:	06846NAC8	BBG7 5/8 10/19-17
Date of Purchase:	9/20/2011
Date Offering Commenced:	9/20/2011
Name of Broker/Dealer from Whom Purchased:	Bank America
Name of Affiliated Dealer in Syndicate:	SunTrust Robinson Humphrey
Members of the Syndicate:
Deutsche Bank, JP Morgan, Merrill Lynch, Wells Fargo, Banco Bilbao Vizcaya Argentaria, Barclays Capital,
BMO Capital Markets, BNP Paribas, Bosc Inc., Comerica Securities, Credit Suisse Securities, Goldman Sachs,
Howard Weil, Lloyds Securities, Mitsubishi UFJ Securities, Scotia Capital, US Bancorp Investments, STRH
Aggregate Principal Amount of Purchase:	$5,000,000
Aggregate Principal Amount of Offering:	$400,000,000
Purchase Price:	$100.000
Commission/ Spread/ Profit:	1.750%